SCUDDER
                                                                     INVESTMENTS

Scudder High Income Fund
Scudder Strategic Income Fund

Supplement to the currently effective prospectuses

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The following supplements disclosure which appears in the section "Understanding
Distributions and Taxes":

Due to the nature of certain of the funds' investments, a fund may distribute a return of capital. A fund's distributions may, from time to time, exceed its income and capital gains realized in any year. In such a case, all or a portion of those distributions may be treated, for federal income tax purposes, as a return of capital. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.




February 7, 2005
SMF-3653